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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-4 of our report dated January 26, 1996 on our audits of the consolidated financial statements of Specialty Paperboard, Inc. We also consent to the reference to our firm under the caption "Experts."



                                          /s/ Coopers & Lybrand L.L.P.
                                          COOPERS & LYBRAND L.L.P.



Boston, Massachusetts
February 6, 1997